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                                                                   EXHIBIT 10.28

                             ESCO TECHNOLOGIES INC.
                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT



         This Agreement entered into on the ______ day of ____________, 200__, between ESCO Technologies ("Company") (formerly ESCO Electronics Corporation) and _________________________, ("Executive"):

         WITNESSETH:

         WHEREAS, the Company adopted the ESCO Electronics Corporation Supplemental Retirement Plan effective as of August 2, 1993 ("Plan"); and

         WHEREAS, the Executive is performing valuable services for the Company; and

         WHEREAS, the Company desires to encourage the Executive to continue to perform such services by including the Executive as a Participant under the Plan.

         NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

         1. The Company agrees to include the Executive as a Participant under the Plan.

         2. The Executive acknowledges that he has received a copy of the Plan and understands Section VII thereof, pursuant to which the Executive's rights to benefits under the Plan and the right of the Executive's Beneficiary, if any, may be forfeited if the Executive is discharged for cause, or enters into competition with the Company, or interferes with the relations between the Company and

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any customer, or engages in any activity that would result in any decrease of, or loss in, sales of the Company.

         IN WITNESS WHEREOF, the foregoing Agreement was entered into as of the day and year first above written.

                                               ESCO TECHNOLOGIES INC.


                                               By
                                                  ------------------------------
                                                    Vice President


ATTEST:


-------------------------------
Secretary



                                                  ------------------------------
                                                    Executive



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